Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
November 30, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.9000%


Excess Protection Level
   3 Month Average  5.84%
      November, 1997  5.65%
      October, 1997  6.27%
      September, 1997  5.61%



Cash Yield                                              18.32%


Investor Charge Offs                                    5.17%


Base Rate                                               7.51%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       23.84%


Total Payment Rate                                      10.25%


Total Principal Balance                                $5,886,371,554.47


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,403,038,221.22